Exhibit 99.2

MarketWise Announces Virtual Participation at the Baird Global Consumer, Technology & Services Conference

BALTIMORE, MD — (BUSINESS WIRE)—MarketWise, LLC (“MarketWise” or the “Company”), formerly known as Beacon Street Group, LLC, a leading multi-brand digital subscription services platform that provides premium financial research, software, education, and tools for self-directed investors, today announced that the Company’s Chief Executive Officer, Mark Arnold, and Chief Financial Officer, Dale Lynch, will participate in a fireside chat at the Baird Global Consumer, Technology & Services Conference at 2:35 p.m. Eastern Time on Wednesday, June 9, 2021.

A live webcast and replay of the presentation will be available through the Company’s Investor Relations website at www.beaconstreet.com. Management will also be available for one-on-one and small group meetings with investors.

As previously announced, the Company is in the process of rebranding and will be updating its website and other materials to the MarketWise brand over the coming weeks, but the Company’s website will remain beaconstreet.com until it is fully updated for the new brand. Upon completion of the closing of the Company’s transaction with Ascendant Digital Acquisition Corp. (NYSE: ACND), the combined entity plans to trade on the NASDAQ under the ticker symbol “MKTW”.

About MarketWise

Founded with a mission to level the playing field for self-directed investors, today MarketWise is a leading multi-brand subscription services platform providing premium financial research, software, education, and tools for investors.

With more than 20 years of operating history, MarketWise is currently comprised of 12 primary customer facing brands, offering more than 160 products, and serving a community of more than 11 million free and paid subscribers. MarketWise’s products are a trusted source for high-value financial research, education, actionable investment ideas, and investment software. MarketWise is a 100% digital, direct-to-customer company offering its research across a variety of platforms including mobile, desktops, and tablets. MarketWise has a proven, agile, and scalable platform and our vision is to become the leading financial solutions platform for self-directed investors.

MarketWise Investor Relations Contact

Shannon Devine / Jamie Lillis

Solebury Trout

(800) 290-4113

ir@marketwise.com

MarketWise Media Contact

Email: media@marketwise.com

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction (the “Transaction”) with Ascendant Digital Acquisition Corp. (“ADAC”), ADAC filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of ADAC’s ordinary shares in connection with its solicitation of proxies for the vote by ADAC’s shareholders with respect to the proposed Transaction and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Transaction. ADAC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Transaction, as these materials will contain important information about MarketWise, ADAC and the Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the Transaction will be mailed to shareholders of ADAC as of a record date to be established for voting on the Transaction. Shareholders of ADAC will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov. In addition, the documents filed by ADAC may be obtained free of charge from ADAC’s website at www.ascendant.digital or by written request to ADAC at Ascendant Digital Acquisition Corp., 667 Madison Avenue, 5th Floor, New York, New York 10065.

Participants in the Solicitation

ADAC and MarketWise and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ADAC’s shareholders in connection with the Transaction. Information about ADAC’s directors and executive officers and their ownership of ADAC’s securities is set forth in the proxy statement/prospectus for the Transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus for the Transaction. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between MarketWise and ADAC, including statements regarding the benefits of the Transaction, the anticipated timing of the Transaction, the products and services offered by MarketWise and the markets in which it operates and MarketWise’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ADAC’s securities; (ii) the risk that the Transaction may not be completed by ADAC’s Transaction deadline and the potential failure to obtain an extension of the Transaction deadline if sought by ADAC; (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the business combinatoin agreement related to the Transaction by the shareholders of ADAC, the satisfaction of the minimum trust account amount following redemptions by ADAC’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Transaction Agreement; (vi) the effect of the announcement or pendency of the Transaction on MarketWise’s business relationships, performance, and business generally; (vii) risks that the proposed transaction disrupts current plans of MarketWise and potential difficulties in MarketWise employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against MarketWise or against ADAC related to the Transaction Agreement or the proposed transaction; (ix) the ability to maintain the listing of ADAC’s securities on a national securities exchange; (x) the risk that the price of ADAC’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which MarketWise operates, variations in performance across competitors, changes in laws and regulations affecting MarketWise’s business, and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xii) the risk of downturns in the highly competitive investment research industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ADAC’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by ADAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and MarketWise and ADAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither MarketWise nor ADAC gives any assurance that either MarketWise or ADAC will achieve its expectations.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

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